                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                November 28, 2001
                                -----------------
                Date of Report (Date of earliest event reported)


                                 PartnerRe Ltd.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Bermuda                      1-14536                    Not Applicable
        -------------              -----------------             -----------------
(State or other jurisdiction    (Commission File Number)  (IRS Employer Identification No.)
     of incorporation)


                  96 Pitts Bay Road
                       Pembroke
                       Bermuda                                       HM 08
---------------------------------------------------------      -----------------
       (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:    (441) 292-0888
                                                   ---------------------


                                 Not Applicable
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)






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Item 5.  Other Events.

         On November 21, 2001, PartnerRe Ltd. (the "Company") announced that it had completed the previously announced concurrent offerings of its Premium Equity Participating Securities ("PEPS Units") and PartnerRe Capital Trust I's Preferred Securities, resulting in net proceeds to the Company of $387.7 million.

         A copy of each of the press release issued by the Company on November 21, 2001, the Underwriting Agreement relating to the Company's PEPS Units, a specimen PEPS Unit Certificate of the Company, the Underwriting Agreement relating to the 7.90% Preferred Securities of PartnerRe Capital Trust I, a specimen 7.90% Preferred Security Certificate of PartnerRe Capital Trust I and the Certificate of Designation of the Company's 5.61% Series B Cumulative Redeemable Preferred Shares, respectively filed with this Current Report on Form 8-K as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6, are incorporated herein by reference.

Item 7.  Exhibits.

99.1     Press Release, dated November 21, 2001.

99.2 Underwriting Agreement relating to the Company's PEPS Units, dated November 15, 2001, among the Company and Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as Representatives of the Underwriters named therein.

99.3     Specimen PEPS Unit Certificate of the Company.

99.4 Underwriting Agreement relating to the 7.90% Preferred Securities of PartnerRe Capital Trust I, dated November 13, 2001, among the Company, PartnerRe Finance I Inc. and PartnerRe Capital Trust I and Morgan Stanley & Co. Incorporated, First Union Securities, Inc., Salomon Smith Barney Inc. and UBS Warburg LLC, as Representatives of the Underwriters named therein.

99.5     Specimen 7.90% Preferred Security Certificate of PartnerRe Capital
         Trust I.

99.6 Certificate of Designation of the Company's 5.61% Series B Cumulative Redeemable Preferred Shares.





                                      -2-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PARTNERRE LTD.

Date:    November 28, 2001             By:   /s/ Albert A. Benchimol
       ---------------------                 -----------------------------------
                                             Name:  Albert A. Benchimol
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------

99.1              Press Release, dated November 21, 2001.

99.2 Underwriting Agreement relating to PartnerRe Ltd.'s PEPS Units, dated November 15, 2001, among PartnerRe Ltd. and Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as Representatives for the Underwriters named therein.

99.3              Specimen PartnerRe Ltd. PEPS Unit Certificate.

99.4 Underwriting Agreement relating to the 7.90% Preferred Securities of PartnerRe Capital Trust I, dated November 13, 2001, among PartnerRe Ltd., PartnerRe Finance I Inc. and PartnerRe Capital Trust I and Morgan Stanley & Co. Incorporated, First Union Securities, Inc., Salomon Smith Barney Inc. and UBS Warburg LLC, as Representatives for the Underwriters named therein.

99.5              Specimen PartnerRe Capital Trust I 7.90% Preferred Security
                  Certificate.

99.6 Certificate of Designation of PartnerRe Ltd. 5.61% Series B Cumulative Redeemable Preferred Shares.